SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    _______________________________________

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)       January 22, 2001
                                                            ----------------


                                  Systemax Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13792             11-3262067
          --------                      -------             ----------
(State or other jurisdiction of     (Commission File     (I.R.S. Employer
 incorporation or organization)         number)         Identification No.)


              22 Harbor Park Drive, Port Washington, New York 11050
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 608-7000
                                                           --------------

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Item 5.   Other Events
----------------------

     Systemax Inc. entered into an amendment, dated as of January 22, 2001, of its Revolving Credit Agreement, dated November 30, 2000, with Chase Manhattan Bank and The Bank of New York providing a credit facility of $70,000,000 to extend the term of the facility through March 30, 2001. The Company is continuing its discussion with its lenders to secure long-term financing.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits
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          10.1.    First Amendment, dated as of January 22, 2001, to Revolving
                   Credit Agreement among Systemax Inc., certain Subsidiaries of Systemax Inc., The Chase Manhattan Bank, as Agent, and The Bank of New York, as Documentation Agent, dated November 30, 2000.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2001                       Systemax Inc.


                                             By: /s/ STEVEN M. GOLDSCHEIN
                                                ---------------------------
                                                Steven M. Goldschein
                                                Senior Vice President and Chief
                                                Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                        Description of Exhibit
-------                       ----------------------

10.1 First Amendment, dated as of January 22, 2001, to Revolving Credit Agreement among Systemax Inc., certain Subsidiaries of Systemax Inc., The Chase Manhattan Bank, as Agent, and The Bank of New York, as Documentation Agent, dated November 30, 2000.